Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1997         1996          1997         1996
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   153,418  $   178,247   $   692,390  $   640,477
Provision for possible
 credit losses............      53,869       44,351       260,040      178,224
Other operating income....     783,386      581,966     2,812,879    1,895,923
Other operating expense...     574,400      468,461     2,223,121    1,572,551
  Net income(a)...........     188,299      149,430       622,500      474,495

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PER COMMON SHARE DATA FOR THE PERIOD(b):

Earnings(c)............... $       .37  $       .29   $      1.20  $       .92
Earnings - assuming
 dilution(c)..............         .35          .28          1.15          .89
Dividends.................         .08          .07           .32          .28
Book value................        3.50         2.80

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RATIOS:

Return on average total
 assets...................        3.63%        3.66%         3.25%        3.26%
Return on average
 stockholders' equity.....       40.28        37.45         35.56        34.46
Average receivables to
 average deposits.........       79.01        93.36         88.82        92.50
Stockholders' equity to
 total assets.............        9.25        10.00

Loan Portfolio:
  Delinquency(d)..........        3.93         3.59
  Net credit losses.......        2.10         1.86          2.14         1.98

Managed Loans(e):
  Delinquency.............        4.59         4.28
  Net credit losses.......        4.07         3.30          3.97         3.35
  Net interest margin(f)..        7.57         7.63          7.50         7.62

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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1997         1996          1997         1996
------------------------------------------------------------------------------
                                               (unaudited)
MANAGED LOAN DATA(e):

At Period End:
  Loans held for
   securitization......... $ 2,900,198  $ 2,469,974
  Loan portfolio..........   8,261,876    7,659,078
  Securitized loans.......  38,217,786   28,494,481
                           -----------  -----------
    Total managed loans... $49,379,860  $38,623,533
                           ===========  ===========

Average:
  Loans held for
   securitization......... $ 1,724,831  $ 2,442,547   $ 2,875,212  $ 2,529,484
  Loan portfolio..........   8,394,363    7,077,092     7,563,301    6,174,095
  Securitized loans.......  37,109,708   26,727,630    32,746,963   22,514,014
                           -----------  -----------   -----------  -----------
    Total managed loans... $47,228,902  $36,247,269   $43,185,476  $31,217,593
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $18,976,327  $14,585,902   $66,399,425  $48,666,129

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 4,594,709  $ 3,194,664
Loans held for
 securitization...........   2,900,198    2,469,974

Credit card loans.........   5,830,221    5,722,299
Other consumer loans......   2,431,655    1,936,779
                           -----------  -----------
  Total loans.............   8,261,876    7,659,078
Reserve for possible
 credit losses............    (162,476)    (118,427)
                           -----------  -----------
  Net loans...............   8,099,400    7,540,651

Total assets..............  21,305,513   17,035,342
Total deposits............  12,913,213   10,151,686
Stockholders' equity......   1,970,050    1,704,308
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
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months      For the Twelve Months
                              Ended December 31,         Ended December 31,
                              1997         1996          1997         1996
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 4,410,633  $ 3,283,703   $ 3,851,867  $ 2,927,351
Loans held for
 securitization...........   1,724,831    2,442,547     2,875,212    2,529,484

Credit card loans.........   6,170,042    5,434,521     5,456,349    4,907,814
Other consumer loans......   2,224,321    1,642,571     2,106,952    1,266,281
                           -----------  -----------   -----------  -----------
  Total loans.............   8,394,363    7,077,092     7,563,301    6,174,095
Reserve for possible
 credit losses...........     (163,006)    (118,378)     (143,277)    (111,041)
                           -----------  -----------   -----------  -----------
  Net loans...............   8,231,357    6,958,714     7,420,024    6,063,054

Total assets..............  20,590,620   16,256,268    19,125,282   14,571,288
Total deposits............  12,807,280   10,196,185    11,752,887    9,408,843
Stockholders' equity......   1,854,753    1,587,449     1,750,459    1,377,072
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Weighted average common
 shares outstanding(b)....     501,243      501,215       501,225      501,208
Weighted average common
 shares outstanding and
 common stock
 equivalents(b)...........     527,576      522,806       526,534      518,982
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
NOTES:
(a) Net income for the twelve months ended December 31, 1996, includes a $32.8 million tax benefit related to deductions for the amortization of Customer-based intangible assets acquired in connection with the 1991 initial public offering of the Corporation's Common Stock, and a charge of $32.8 million net of tax ($54.3 million pretax) related to the launch of the MBNA Platinum Plus MasterCard and Visa program. These items were recognized by the Corporation during the three months ended March 31, 1996.
(b) Per common share data reflect the three-for-two split of the Corporation's Common Stock, effected in the form of a dividend, issued October 1, 1997, to stockholders of record as of September 15, 1997.
(c) The Corporation adopted Statement of Financial Accounting Standards
    No. 128, "Earnings per Share" (Statement No. 128), effective for financial statements issued for periods ending after December 15, 1997. In accordance with Statement No. 128, earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas, earnings per common share - assuming dilution includes the potential dilutive effect of common stock equivalents which are solely related to employee stock options. The Corporation has no other common stock equivalents.
(d) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(e) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(f) Managed net interest margin is presented on a fully taxable equivalent basis.